BOSTON FINANCIAL QUALIFIED HOUSING LIMITED PARTNERSHIP


                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Boston Financial Qualified Housing Tax Credits L.P. I (the "Partnership") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                             /s/Jenny Netzer
                                             -------------------------------
                                             Jenny Netzer
                                             Principal Executive Officer and
                                             Principal Financial Officer
                                             Franklin Street 29, Inc, as
                                             Managing General Partner of
                                             Boston Financial Qualified
                                             Housing Limited Partnership


                                             Date:  August 15, 2005


A signed original of this written statement required by section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.



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